Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

June 2013

Table of Contents

Quarterly Key Statistics	1

Year To DateKey Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8-9

Selected Quarterly Income Statement Data	10

Quarterly Mortgage Banking Income	11

Quarterly Credit Reserves Analysis	12

Quarterly Net Charge-Off Analysis	13

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	14

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Consolidated Year To Date Average Balance Sheets	17

Consolidated Year To Date Net Interest Margin Analysis	18-19

Selected Year To Date Income Statement Data	20

Year To Date Mortgage Banking Income	21

Year To Date Credit Reserves Analysis	22

Year To Date Net Charge-Off Analysis	23

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	24

Year To Date Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	25

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Quarterly Key Statistics(1)

(Unaudited)

	2013		2012	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Second	1Q13	2Q12
Net interest income	$424,937	$424,170	$428,962	—%	(1)%
Provision for credit losses	24,722	29,592	36,520	(16)	(32)
Noninterest income	248,655	252,209	253,819	(1)	(2)
Noninterest expense	445,865	442,793	444,269	1	—

Income before income taxes	203,005	203,994	201,992	—	1
Provision for income taxes	52,354	52,214	49,286	—	6

Net income	$150,651	$151,780	$152,706	(1)%	(1)%

Dividends on preferred shares	7,967	7,970	7,984	—	—

Net income applicable to common shares	$142,684	$143,810	$144,722	(1)%	(1)%

Net income per common share—diluted	$0.17	$0.17	$0.17	—%	—%
Cash dividends declared per common share	0.05	0.04	0.04	25	25
Book value per common share at end of period	6.51	6.53	6.13	—	6
Tangible book value per common share at end of period	5.88	5.91	5.49	(1)	7
Average common shares—basic	834,730	841,103	862,261	(1)	(3)
Average common shares—diluted	843,840	848,708	867,551	(1)	(3)
Return on average assets	1.08%	1.10%	1.10%
Return on average common shareholders’ equity	10.4	10.7	11.1
Return on average tangible common shareholders’ equity(2)	12.0	12.4	13.1
Net interest margin(3)	3.38	3.42	3.42
Efficiency ratio(4)	64.0	63.3	62.8
Noninterest Income/Total Revenue	36.6	37.0	36.9
Effective tax rate	25.8	25.6	24.4
Average loans and leases	$41,280,065	$40,863,921	$41,178,520	1	—
Average loans and leases—linked quarter annualized growth rate	4.1%	4.6%	20.8%
Average earning assets	$51,156,168	$50,959,966	$51,050,479	—	—
Average total assets	55,889,271	55,728,126	55,837,396	—	—
Average core deposits(5)	43,768,948	43,615,639	42,780,749	—	2
Average core deposits—linked quarter annualized growth rate	1.4%	(6.3)%	13.5%
Average shareholders’ equity	$5,888,206	$5,834,190	$5,617,615	1	5
Total assets at end of period	56,113,687	56,054,966	56,622,959	—	(1)
Total shareholders’ equity at end of period	5,783,515	5,867,138	5,649,231	(1)	2
Net charge-offs (NCOs)	34,790	51,687	84,245	(33)	(59)
NCOs as a % of average loans and leases	0.34%	0.51%	0.82%
Nonaccrual loans and leases (NALs)	$363,546	$380,311	$474,166	(4)	(23)
NAL ratio	0.87%	0.92%	1.19%
Nonperforming assets (NPAs)(6)	$396,699	$415,495	$523,250	(5)	(24)
NPA ratio(6)	0.95%	1.01%	1.31%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.76	1.81	2.15
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.86	1.91	2.28
ACL as a % of NALs	214	207	192
ACL as a % of NPAs	196	190	174
Tier 1 leverage ratio (7)	10.64	10.57	10.34
Tier 1 common risk-based capital ratio(7)	10.71	10.62	10.08
Tier 1 risk-based capital ratio (7)	12.24	12.16	11.93
Total risk-based capital ratio (7)	14.57	14.55	14.42
Tangible common equity / tangible assets ratio(8)	8.78	8.92	8.41

See Notes to the Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED

Year To Date Key Statistics(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2013	2012	Amount	Percent
Net interest income	$849,107	$846,171	$2,936	—%
Provision for credit losses	54,314	70,926	(16,612)	(23)
Noninterest income	500,864	539,139	(38,275)	(7)
Noninterest expense	888,658	906,945	(18,287)	(2)

Income before income taxes	406,999	407,439	(440)	—
Provision for income taxes	104,568	101,463	3,105	3

Net Income	$302,431	$305,976	$(3,545)	(1)%

Dividends on preferred shares	15,937	16,033	(96)	(1)

Net income applicable to common shares	$286,494	$289,943	$(3,449)	(1)%

Net income per common share—diluted	$0.34	$0.33	$—	3%
Cash dividends declared per common share	0.09	0.08	0.01	13
Average common shares—basic	837,917	863,380	(25,463)	(3)
Average common shares—diluted	846,274	868,357	(22,083)	(3)
Return on average assets	1.09%	1.11%
Return on average common shareholders’ equity	10.6	11.3
Return on average tangible common shareholders’ equity(2)	12.2	13.3
Net interest margin(3)	3.40	3.41
Efficiency ratio(4)	63.7	63.3
Noninterest Income/Total Revenue	36.8	38.6
Effective tax rate	25.7	24.9
Average loans and leases	$41,073,143	$40,161,604	$911,539	2
Average earning assets	51,058,609	50,408,502	650,107	1
Average total assets	55,809,144	55,246,698	562,445	1
Average core deposits(5)	43,692,717	42,083,899	1,608,818	4
Average shareholders’ equity	5,861,347	5,554,922	306,426	6
Net charge-offs (NCOs)	86,477	167,237	(80,760)	(48)
NCOs as a % of average loans and leases	0.42%	0.83%

See Notes to the Annual and Quarterly Key Statistics.

Notes to the Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	June 30, 2013, figures are estimated.
(8)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2013	2012		Percent Changes vs.
	June 30,	December 31,	June 30,	4Q12	2Q12
(dollar amounts in thousands, except number of shares)	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$993,906	$1,262,806	$1,218,588	(21)%	(18)%
Federal funds sold and securities purchased under resale agreements	—	—	—
Interest-bearing deposits in banks	76,715	70,921	88,825	8	(14)
Trading account securities	80,927	91,205	53,837	(11)	50
Loans held for sale	458,275	764,309	2,123,371	(40)	(78)
Available-for-sale and other securities	6,815,658	7,566,175	8,666,778	(10)	(21)
Held-to-maturity securities	2,172,229	1,743,876	598,385	25	263
Loans and leases(1)	41,739,847	40,728,425	39,959,180	2	4
Allowance for loan and lease losses	(733,076)	(769,075)	(859,646)	(5)	(15)

Net loans and leases	41,006,771	39,959,350	39,099,534	3	5

Bank owned life insurance	1,620,604	1,596,056	1,573,891	2	3
Premises and equipment	626,745	617,257	583,057	2	7
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	113,874	132,157	159,195	(14)	(28)
Accrued income and other assets	1,703,715	1,904,805	2,013,230	(11)	(15)

Total assets	$56,113,687	$56,153,185	$56,622,959	—%	(1)%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,331,434	$46,252,683	$46,076,075	—%	1%
Short-term borrowings	630,405	589,814	1,205,995	7	(48)
Federal Home Loan Bank advances	983,420	1,008,959	835,653	(3)	18
Other long-term debt	155,126	158,784	310,043	(2)	(50)
Subordinated notes	1,114,368	1,197,091	1,418,216	(7)	(21)
Accrued expenses and other liabilities	1,115,419	1,155,643	1,127,746	(3)	(1)

Total liabilities	50,330,172	50,362,974	50,973,728	—	(1)

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares-Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,310	8,441	8,596	(2)	(3)
Capital surplus	7,390,041	7,475,149	7,569,481	(1)	(2)
Less treasury shares, at cost	(10,719)	(10,921)	(10,393)	(2)	3
Accumulated other comprehensive loss	(283,736)	(150,817)	(135,977)	88	109
Retained earnings	(1,706,673)	(1,917,933)	(2,168,768)	(11)	(21)

Total shareholders’ equity	5,783,515	5,790,211	5,649,231	—	2

Total liabilities and shareholders’ equity	$56,113,687	$56,153,185	$56,622,959	—	(1)

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	831,030,258	844,105,349	859,597,015
Common shares outstanding	829,674,914	842,812,709	858,401,176
Treasury shares outstanding	1,355,344	1,292,640	1,195,839
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

N.R- Not relevant, as denominator of calculation is a negative in prior period compared with a positive in current period, or as numberator of caculation is zero in the current period

Huntington Bancshares Incorporated

Loans and Leases Composition

			2013		2012
	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$17,113	41%	$17,267	42%	$16,971	42%	$16,478	41%	$16,322	41%
Commercial real estate:
Construction	607	1	574	1	648	2	541	1	591	1
Commercial	4,286	10	4,485	11	4,751	12	4,956	12	5,317	13

Commercial real estate	4,893	11	5,059	12	5,399	14	5,497	13	5,908	14

Total commercial	22,006	52	22,326	54	22,370	56	21,975	54	22,230	55

Consumer:
Automobile	5,810	14	5,036	12	4,634	11	4,276	11	3,808	10
Home equity	8,369	20	8,474	21	8,335	20	8,381	21	8,344	21
Residential mortgage	5,168	12	5,051	12	4,970	12	5,192	13	5,123	13
Other consumer	387	2	397	1	419	1	436	1	454	1

Total consumer	19,734	48	18,958	46	18,358	44	18,285	46	17,729	45

Total loans and leases	$41,740	100%	$41,284	100%	$40,728	100%	$40,260	100%	$39,959	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,642	30%	$12,749	31%	$12,644	31%	$12,656	31%	$12,714	32%
Regional and Commercial Banking	11,119	27	11,166	27	10,679	26	10,463	26	10,420	26
AFCRE	12,119	29	11,526	28	11,396	28	11,019	27	10,892	27
WGH	5,868	14	5,767	14	5,887	15	6,053	16	5,904	15
Treasury / Other	(8)	—	76	—	122	—	69	—	29	—

Total loans and leases	$41,740	100%	$41,284	100%	$40,728	100%	$40,260	100%	$39,959	100%

			2013		2012
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$12,688	31%	$12,693	31%	$12,677	31%	$12,703	32%	$12,977	32%
Regional and Commercial Banking	11,058	27	10,987	27	10,390	26	10,427	26	10,229	25
AFCRE	11,683	28	11,454	28	11,221	28	10,949	27	11,891	29
WGH	5,837	14	5,711	14	6,054	15	5,993	15	6,007	14
Treasury / Other	14	—	19	—	55	—	48	—	75	—

Total loans and leases	$41,280	100%	$40,864	100%	$40,397	100%	$40,120	100%	$41,179	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2013				2012
	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits—noninterest-bearing	$13,491	29%	$12,757	27%	$12,600	27%	$12,680	27%	$12,324	27%
Demand deposits—interest-bearing	5,977	13	6,135	13	6,218	13	5,909	13	6,060	13
Money market deposits	15,131	33	15,165	32	14,691	32	14,926	32	13,756	30
Savings and other domestic deposits	5,054	11	5,174	11	5,002	11	4,949	11	4,961	11
Core certificates of deposit	4,353	9	5,170	11	5,516	12	5,817	12	6,508	14

Total core deposits	44,006	95	44,401	94	44,027	95	44,281	95	43,609	95
Other domestic deposits of $250,000 or more	283	1	355	1	354	1	352	1	260	1
Brokered deposits and negotiable CDs	1,695	4	1,807	4	1,594	3	1,795	4	1,888	4
Deposits in foreign offices	347	—	304	1	278	1	313	—	319	—

Total deposits	$46,331	100%	$46,867	100%	$46,253	100%	$46,741	100%	$46,076	100%

Total core deposits:
Commercial	$18,922	43%	$18,502	42%	$18,358	42%	$19,207	43%	$18,324	42%
Consumer	25,084	57	25,899	58	25,669	58	25,074	57	25,285	58

Total core deposits	$44,006	100%	$44,401	100%	$44,027	100%	$44,281	100%	$43,609	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,209	61%	$28,719	61%	$28,367	61%	$28,220	60%	$28,348	62%
Regional and Commercial Banking	5,639	12	5,627	12	5,863	13	6,205	13	5,333	12
AFCRE	1,021	2	970	2	995	2	922	2	907	2
WGH	10,069	22	10,015	22	9,508	21	9,816	22	9,782	20
Treasury / Other(1)	1,393	3	1,536	3	1,520	3	1,578	3	1,706	4

Total deposits	$46,331	100%	$46,867	100%	$46,253	100%	$46,741	100%	$46,076	100%

	2013				2012
	Second		First		Fourth		Third		Second
Average Balances by Business Segment:
Retail and Business Banking	$28,345	61%	$28,331	62%	$28,301	61%	$28,248	61%	$28,260	63%
Regional and Commercial Banking	5,506	12	5,668	12	6,120	13	5,715	12	4,762	11
AFCRE	954	2	922	2	949	2	942	2	855	2
WGH	9,919	22	9,623	21	9,873	21	9,735	21	9,783	21
Treasury / Other(1)	1,463	3	1,469	3	1,524	3	1,658	4	1,197	3

Total deposits	$46,187	100%	$46,013	100%	$46,767	100%	$46,298	100%	$44,857	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2013		2012			Percent Changes vs.
(dollar amounts in millions)	Second	First	Fourth	Third	Second	1Q13	2Q12
Assets
Interest-bearing deposits in banks	$84	$72	$73	$82	$124	17%	(32)%
Loans held for sale	678	709	840	1,829	410	(4)	65
Securities:
Available-for-sale and other securities:
Taxable	6,728	6,964	7,131	8,014	8,285	(3)	(19)
Tax-exempt	591	549	492	423	387	8	53

Total available-for-sale and other securities	7,319	7,513	7,623	8,437	8,672	(3)	(16)
Trading account securities	84	85	97	66	54	(1)	56
Held-to-maturity securities—taxable	1,711	1,717	1,652	796	611	(0)	180

Securities	9,114	9,315	9,372	9,299	9,337	(2)	(2)

Loans and leases:(1)
Commercial:
Commercial and industrial	17,033	16,954	16,507	16,343	16,094	—	6
Commercial real estate:
Construction	586	598	576	569	584	(2)	—
Commercial	4,429	4,694	4,897	5,153	5,491	(6)	(19)

Commercial real estate	5,015	5,292	5,473	5,722	6,075	(5)	(17)

Total commercial	22,048	22,246	21,980	22,065	22,169	(1)	(1)

Consumer:
Automobile	5,283	4,833	4,486	4,065	4,985	9	6
Home equity	8,263	8,395	8,345	8,369	8,310	(2)	(1)
Residential mortgage	5,225	4,978	5,155	5,177	5,253	5	(1)
Other consumer	461	412	431	444	462	12	(0)

Total consumer	19,232	18,618	18,417	18,055	19,010	3	1

Total loans and leases	41,280	40,864	40,397	40,120	41,179	1	—
Allowance for loan and lease losses	(746)	(772)	(783)	(855)	(908)	(3)	(18)

Net loans and leases	40,534	40,092	39,614	39,265	40,271	1	1

Total earning assets	51,156	50,960	50,682	51,330	51,050	—	—

Cash and due from banks	940	904	1,459	960	928	4	1
Intangible assets	563	571	581	597	609	(1)	(8)
All other assets	3,976	4,065	4,115	4,106	4,158	(2)	(4)

Total assets	$55,889	$55,728	$56,054	$56,138	$55,837	—%	—%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$12,879	$12,165	$13,121	$12,329	$12,064	6%	7%
Demand deposits—interest-bearing	5,927	5,977	5,843	5,814	5,939	(1)	(0)

Total demand deposits	18,806	18,142	18,964	18,143	18,003	4	4
Money market deposits	15,069	15,045	14,749	14,515	13,182	—	14
Savings and other domestic deposits	5,115	5,083	4,960	4,975	4,978	1	3
Core certificates of deposit	4,778	5,346	5,637	6,131	6,618	(11)	(28)

Total core deposits	43,768	43,616	44,310	43,764	42,781	—	2
Other domestic deposits of $250,000 or more	324	360	359	300	298	(10)	9
Brokered deposits and negotiable CDs	1,779	1,697	1,756	1,878	1,421	5	25
Deposits in foreign offices	316	340	342	356	357	(7)	(11)

Total deposits	46,187	46,013	46,767	46,298	44,857	—	3
Short-term borrowings	701	762	1,012	1,329	1,391	(8)	(50)
Federal Home Loan Bank advances	757	686	42	107	626	10	21
Subordinated notes and other long-term debt	1,292	1,348	1,374	1,638	2,251	(4)	(43)

Total interest-bearing liabilities	36,058	36,644	36,074	37,043	37,061	(2)	(3)

All other liabilities	1,064	1,085	1,017	1,035	1,094	(2)	(3)
Shareholders’ equity	5,888	5,834	5,842	5,731	5,618	1	5

Total liabilities and shareholders’ equity	$55,889	$55,728	$56,054	$56,138	$55,837	—%	—%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2013		2012
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	$57	$29	$51	$42	$97
Loans held for sale	5,739	5,702	6,675	14,548	3,541
Securities:
Available-for-sale and other securities:
Taxable	38,538	40,185	41,335	45,936	48,245
Tax-exempt	5,829	5,438	4,968	4,383	4,099

Total available-for-sale and other securities	44,367	45,623	46,303	50,319	52,344
Trading account securities	126	106	245	178	223
Held-to-maturity securities—taxable	9,778	9,838	9,244	5,591	4,539

Total securities	54,272	55,567	55,792	56,088	57,106

Loans and leases:
Commercial:
Commercial and industrial	161,543	162,396	163,644	162,998	162,419
Commercial real estate:
Construction	5,829	6,045	6,075	5,583	5,397
Commercial	46,214	46,978	52,543	50,704	54,554

Commercial real estate	52,043	53,023	58,618	56,287	59,951

Total commercial	213,586	215,419	222,262	219,285	222,370

Consumer:
Automobile	52,159	51,013	50,930	49,718	57,971
Home equity	85,796	86,991	88,541	89,388	89,358
Residential mortgage	49,912	49,353	52,440	51,981	54,326
Other consumer	7,649	7,168	7,774	7,991	8,522

Total consumer	195,516	194,525	199,685	199,078	210,177

Total loans and leases	409,102	409,944	421,947	418,363	432,547

Total earning assets	$469,169	$471,242	$484,465	$489,041	$493,291

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	617	642	734	1,013	987

Total demand deposits	617	642	734	1,013	987
Money market deposits	8,886	8,438	9,843	12,025	9,954
Savings and other domestic deposits	3,416	3,818	4,150	4,576	4,858
Core certificates of deposit	13,410	15,710	17,144	19,237	22,682

Total core deposits	26,329	28,608	31,871	36,851	38,481
Other domestic deposits of $250,000 or more	406	465	553	511	493
Brokered deposits and negotiable CDs	2,746	2,823	3,141	3,356	2,650
Deposits in foreign offices	110	140	152	164	165

Total deposits	29,591	32,036	35,717	40,882	41,789
Short-term borrowings	179	234	363	544	558
Federal Home Loan Bank advances	272	301	129	135	333
Subordinated notes and other long-term debt	7,603	8,578	8,731	11,928	15,902

Total interest bearing liabilities	37,645	41,149	44,940	53,489	58,582

Net interest income	$431,524	$430,093	$439,525	$435,552	$434,709

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	Average Rates (2)
	2013		2012
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Assets
Interest-bearing deposits in banks	0.27%	0.16%	0.28%	0.21%	0.31%
Loans held for sale	3.39	3.22	3.18	3.18	3.46
Securities:
Available-for-sale and other securities:
Taxable	2.29	2.31	2.32	2.29	2.33
Tax-exempt	3.94	3.96	4.03	4.15	4.23

Total available-for-sale and other securities	2.42	2.43	2.43	2.39	2.41
Trading account securities	0.60	0.50	1.01	1.07	1.64
Held-to-maturity securities—taxable	2.29	2.29	2.24	2.81	2.97

Total securities	2.38	2.39	2.38	2.41	2.45
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.75	3.83	3.88	3.90	3.99
Commercial real estate:
Construction	3.93	4.05	4.13	3.84	3.66
Commercial	4.13	4.00	4.20	3.85	3.93

Commercial real estate	4.09	4.01	4.19	3.85	3.89

Total commercial	3.83	3.87	3.96	3.89	3.97

Consumer:
Automobile	3.96	4.28	4.52	4.87	4.68
Home equity	4.16	4.20	4.24	4.27	4.30
Residential mortgage	3.82	3.97	4.07	4.02	4.14
Other consumer	6.66	7.05	7.16	7.16	7.42

Total consumer	4.07	4.22	4.33	4.40	4.43

Total loans and leases	3.95	4.03	4.13	4.12	4.18

Total earning assets	3.68%	3.75%	3.80%	3.79%	3.89%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.05	0.07	0.07

Total demand deposits	0.01	0.01	0.02	0.02	0.02
Money market deposits	0.24	0.23	0.27	0.33	0.30
Savings and other domestic deposits	0.27	0.30	0.33	0.37	0.39
Core certificates of deposit	1.13	1.19	1.21	1.25	1.38

Total core deposits	0.34	0.37	0.41	0.47	0.50
Other domestic deposits of $250,000 or more	0.50	0.52	0.61	0.68	0.66
Brokered deposits and negotiable CDs	0.62	0.67	0.71	0.71	0.75
Deposits in foreign offices	0.14	0.17	0.18	0.18	0.19

Total deposits	0.36	0.38	0.42	0.48	0.51
Short-term borrowings	0.10	0.12	0.14	0.16	0.16
Federal Home Loan Bank advances	0.14	0.18	1.20	0.50	0.21
Subordinated notes and other long-term debt	2.35	2.54	2.55	2.91	2.83

Total interest-bearing liabilities	0.42	0.45	0.50	0.58	0.63

Net interest rate spread	3.26	3.30	3.30	3.21	3.26
Impact of noninterest-bearing funds on margin	0.12	0.12	0.15	0.17	0.16

Net interest margin	3.38%	3.42%	3.45%	3.38%	3.42%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2013		2012
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	3.57%	3.58%	3.72%	3.61%	3.67%
Impact of commercial loan derivatives	0.26	0.29	0.24	0.28	0.30

Total commercial—as reported	3.83%	3.87%	3.96%	3.89%	3.97%

Average 30 day LIBOR	0.20%	0.20%	0.21%	0.24%	0.24%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2013		2012			Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second	1Q13	2Q12
Interest income	$462,582	$465,319	$478,995	$483,787	$487,544	(1)%	(6)%
Interest expense	37,645	41,149	44,940	53,489	58,582	(9)	(36)

Net interest income	424,937	424,170	434,055	430,298	428,962	—	(1)
Provision for credit losses	24,722	29,592	39,458	37,004	36,520	(16)	(32)

Net interest income after provision for credit losses	400,215	394,578	394,597	393,294	392,442	1	2

Service charges on deposit accounts	68,009	60,883	68,083	67,806	65,998	12	3
Mortgage banking income	33,659	45,248	61,711	44,614	38,349	(26)	(12)
Trust services	30,666	31,160	31,388	29,689	29,914	(2)	3
Electronic banking	23,345	20,713	21,011	22,135	20,514	13	14
Brokerage income	19,546	17,995	17,415	16,526	19,025	9	3
Insurance income	17,187	19,252	17,268	17,792	17,384	(11)	(1)
Gain on sale of loans	3,348	2,616	20,690	6,591	4,131	28	(19)
Bank owned life insurance income	15,421	13,442	13,767	14,371	13,967	15	10
Capital markets fees	12,229	7,834	12,694	11,596	13,260	56	(8)
Securities gains (losses)	(410)	(509)	863	4,169	350	(19)	(217)
Other income	25,655	33,575	32,761	25,778	30,927	(24)	(17)

Total noninterest income	248,655	252,209	297,651	261,067	253,819	(1)	(2)

Personnel costs	263,862	258,895	253,952	247,709	243,034	2	9
Outside data processing and other services	49,898	49,265	48,699	50,396	48,568	1	3
Net occupancy	27,656	30,114	29,008	27,599	25,474	(8)	9
Equipment	24,947	24,880	26,580	25,950	24,872	—	—
Deposit and other insurance expense	13,460	15,490	16,327	15,534	15,731	(13)	(14)
Professional services	9,341	7,192	22,514	17,510	15,037	30	(38)
Marketing	14,239	10,971	16,456	16,842	17,396	30	(18)
Amortization of intangibles	10,362	10,320	11,647	11,431	11,940	—	(13)
OREO and foreclosure expense	(271)	2,666	4,233	4,982	4,106	(110)	(107)
Loss (Gain) on early extinguishment of debt	—	—	—	1,782	(2,580)	—	(100)
Other expense	32,371	33,000	41,212	38,568	40,691	(2)	(20)

Total noninterest expense	445,865	442,793	470,628	458,303	444,269	1	—

Income before income taxes	203,005	203,994	221,620	196,058	201,992	(0)	1
Provision for income taxes	52,354	52,214	54,341	28,291	49,286	—	6

Net income	$150,651	$151,780	$167,279	$167,767	$152,706	(1)%	(1)%

Dividends on preferred shares	7,967	7,970	7,973	7,983	7,984	(0)	(0)

Net income applicable to common shares	$142,684	$143,810	$159,306	$159,784	$144,722	(1)%	(1)%

Average common shares—basic	834,730	841,103	847,220	857,871	862,261	(1)%	(3)%
Average common shares—diluted	843,840	848,708	853,306	863,588	867,551	(1)	(3)%
Per common share
Net income—basic	$0.17	$0.17	$0.19	$0.19	$0.17	—%	—%
Net income—diluted	0.17	0.17	0.19	0.19	0.17	—	—
Cash dividends declared	0.05	0.04	0.04	0.04	0.04	25	25
Revenue—fully-taxable equivalent (FTE)
Net interest income	$424,937	$424,170	$434,055	$430,298	$428,962	—	(1)
FTE adjustment	6,587	5,923	5,470	5,254	5,747	11	15

Net interest income(2)	431,524	430,093	439,525	435,552	434,709	—	(1)
Noninterest income	248,655	252,209	297,651	261,067	253,819	(1)	(2)

Total revenue(2)	$680,179	$682,302	$737,176	$696,619	$688,528	(0)%	(1)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2013		2012			Percent Changes vs.
(dollar amounts in thousands, except as noted)	Second	First	Fourth	Third	Second	1Q13	2Q13
Mortgage banking income
Origination and secondary marketing	$27,915	$27,330	$44,497	$40,860	$30,184	2%	(8)%
Servicing fees	10,898	11,241	11,491	11,308	11,618	(3)	(6)
Amortization of capitalized servicing	(7,998)	(7,903)	(9,116)	(8,405)	(9,108)	1	(12)
Other mortgage banking income	4,471	4,654	4,828	4,999	4,814	(4)	(7)

Subtotal	35,286	35,322	51,700	48,762	37,508	(0)	(6)
MSR valuation adjustment(1)	14,128	17,798	11,747	(19,543)	(19,013)	(21)	(174)
Net trading gains (losses) related to MSR hedging	(15,755)	(7,872)	(1,736)	15,395	19,854	100	(179)

Total mortgage banking income	$33,659	$45,248	$61,711	$44,614	$38,349	(26)%	(12)%

Mortgage originations (in millions)	$1,282	$1,119	$1,161	$1,224	$1,291	15	(1)
Average trading account securities used to hedge MSRs (in millions)	—	—	1	4	4	—%	(100)%
Capitalized mortgage servicing rights(2)	155,522	139,927	120,747	108,074	128,297	11	21
Total mortgages serviced for others (in millions)(2)	15,213	15,367	15,623	15,571	15,724	(1)	(3)
MSR % of investor servicing portfolio(2)	1.02%	0.91%	0.77%	0.69%	0.82%	12	2,439

Net impact of MSR hedging
MSR valuation adjustment(1)	$14,128	$17,798	$11,747	$(19,543)	$(19,013)	(21)%	(174)%
Net trading gains (losses) related to MSR hedging	(15,755)	(7,872)	(1,736)	15,395	19,854	100	(179)
Net interest income (loss) related to MSR hedging	—	—	—	4	(21)	—	N.R.

Net gain (loss) of MSR hedging	$(1,627)	$9,926	$10,011	$(4,144)	$820	(116)%	(298)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2013		2012
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Allowance for loan and lease losses, beginning of period	$746,769	$769,075	$789,142	$859,646	$913,069
Loan and lease losses	(63,238)	(84,142)	(106,962)	(132,186)	(108,092)
Recoveries of loans previously charged off	28,448	32,455	36,832	27,091	23,847

Net loan and lease losses	(34,790)	(51,687)	(70,130)	(105,095)	(84,245)

Provision for loan and lease losses	21,354	29,388	52,370	34,419	36,476
Allowance of assets sold or transferred to loans held for sale	(257)	(7)	(2,307)	172	(5,654)

Allowance for loan and lease losses, end of period	$733,076	$746,769	$769,075	$789,142	$859,646

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,855	$40,651	$53,563	$50,978	$50,934
Provision for (reduction in) unfunded loan commitments and letters of credit losses	3,368	204	(12,912)	2,585	44

Allowance for unfunded loan commitments and letters of credit, end of period	$44,223	$40,855	$40,651	$53,563	$50,978

Total allowance for credit losses, end of period	$777,299	$787,624	$809,726	$842,705	$910,624

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.76%	1.81%	1.89%	1.96%	2.15%
Nonaccrual loans and leases (NALs)	202	196	189	177	181
Nonperforming assets (NPAs)	185	180	173	155	164
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.86%	1.91%	1.99%	2.09%	2.28%
Nonaccrual loans and leases	214	207	199	189	192
Nonperforming assets	196	190	182	165	174

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2013		2012
(dollar amounts in thousands)	Second	First	Fourth	Third	Second
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$1,586	$3,317	$7,052	$13,023	$15,678
Commercial real estate:
Construction	1,079	(798)	11,038	(280)	(1,531)
Commercial	1,305	13,575	10,333	17,654	30,709

Commercial real estate	2,384	12,777	21,371	17,374	29,178

Total commercial	3,970	16,094	28,423	30,397	44,856

Consumer:
Automobile	1,463	2,594	1,896	4,019	449
Home equity	14,654	19,983	25,013	46,592	21,045
Residential mortgage	8,620	6,148	9,687	16,880	10,786
Other consumer	6,083	6,868	5,111	7,207	7,109

Total consumer	30,820	35,593	41,707	74,698	39,389

Total net charge-offs	$34,790	$51,687	$70,130	$105,095	$84,245

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.04%	0.08%	0.17%	0.32%	0.39%
Commercial real estate:
Construction	0.74	(0.53)	7.67	(0.20)	(1.05)
Commercial	0.12	1.16	0.84	1.37	2.24

Commercial real estate	0.19	0.97	1.56	1.21	1.92

Total commercial	0.07	0.29	0.52	0.55	0.81

Consumer:
Automobile	0.11	0.21	0.17	0.40	0.04
Home equity	0.71	0.95	1.20	2.23	1.01
Residential mortgage	0.66	0.49	0.75	1.30	0.82
Other consumer	5.28	6.67	4.74	6.49	6.15

Total consumer	0.64	0.76	0.91	1.65	0.83

Net charge-offs as a % of average loans	0.34%	0.51%	0.69%	1.05%	0.82%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2013		2012
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$80,037	$80,928	$90,705	$109,452	$133,678
Commercial real estate	93,643	110,803	127,128	148,986	219,417
Automobile	7,743	6,770	7,823	11,814	—
Residential mortgage	122,040	118,405	122,452	123,140	75,048
Home equity	60,083	63,405	59,525	51,654	46,023

Total nonaccrual loans and leases	363,546	380,311	407,633	445,046	474,166
Other real estate, net:
Residential	17,353	19,538	21,378	23,640	21,499
Commercial	3,713	5,601	6,719	30,566	17,109

Total other real estate, net	21,066	25,139	28,097	54,206	38,608
Other NPAs (1)	12,087	10,045	10,045	10,476	10,476

Total nonperforming assets(4)	$396,699	$415,495	$445,775	$509,728	$523,250

Nonaccrual loans and leases as a % of total loans and leases	0.87%	0.92%	1.00%	1.11%	1.19%
NPA ratio(2)	0.95	1.01	1.09	1.26	1.31
(NPA+90days)/(Loan+OREO)(3)	1.38	1.48	1.59	1.75	1.76

	2013		2012
	Second	First	Fourth	Third	Second
Nonperforming assets, beginning of period	$415,495	$445,775	$509,728	$523,250	$527,077
New nonperforming assets(4)	101,840	115,061	175,083	210,995	221,010
Returns to accruing status	(18,915)	(19,537)	(23,553)	(45,729)	(39,376)
Loan and lease losses	(40,546)	(51,019)	(82,759)	(78,308)	(74,546)
OREO (losses) gains	1,874	840	283	73	(459)
Payments	(54,242)	(64,045)	(81,940)	(90,535)	(63,530)
Sales	(8,807)	(11,580)	(51,067)	(10,018)	(46,926)

Nonperforming assets, end of period	$396,699	$415,495	$445,775	$509,728	$523,250

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.
(4)	Includes $59.6 million at June 30, 2013; $59.9 million at March 31, 2013; $60.1 million at December 31, 2012; $63.0 million at September 30, 2012; related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2013		2012
(dollar amounts in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$24,851	$26,547	$26,648	$26,117	$19,258
Commercial real estate	45,051	56,007	56,660	45,131	38,125
Automobile	3,392	3,531	4,418	3,857	3,338
Residential mortgage (excluding loans guaranteed by the U.S. Government)	5,217	6,187	2,718	10,687	15,457
Home equity	14,245	15,044	18,200	21,343	18,176
Other consumer	1,367	1,107	1,672	1,084	1,201

Total, excl. loans guaranteed by the U.S. Government	94,123	108,423	110,316	108,219	95,555
Add: loans guaranteed by U.S. Government	87,135	88,596	90,816	87,463	85,678

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$181,258	$197,019	$201,132	$195,682	$181,233

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23%	0.26%	0.27%	0.27%	0.24%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.21	0.21	0.22	0.22	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.43	0.48	0.49	0.49	0.45
Accruing troubled debt restructured loans:
Commercial and industrial	$94,583	$90,642	$76,586	$55,809	$57,008
Commercial real estate	184,372	192,167	208,901	222,155	202,190
Automobile	32,768	34,379	35,784	33,719	34,460
Home equity (1)	135,759	162,087	110,581	92,763	66,997
Residential mortgage	293,933	288,041	290,011	280,890	298,967
Other consumer	3,383	2,514	2,544	2,644	3,038

Total accruing troubled debt restructured loans	$744,798	$769,830	$724,407	$687,980	$662,660

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$14,541	$14,970	$19,268	$28,859	$35,535
Commercial real estate	26,118	26,588	32,548	20,284	55,022
Automobile	7,743	6,770	7,823	11,814	—
Home equity	10,227	11,235	6,951	7,756	374
Residential mortgage	80,563	84,317	84,515	83,163	28,332
Other consumer	—	—	113	113	113

Total nonaccruing troubled debt restructured loans	$139,192	$143,880	$151,218	$151,989	$119,376

(1)	The 2013 second quarter includes a $43.1 million reduction of home equity TDRs incorrectly reflected as new TDRs in the 2013 first quarter.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2013		2012
(dollar amounts in thousands, except per share amounts)	Second	First	Fourth	Third	Second
Common stock price, per share
High(1)	$7.960	$7.550	$7.200	$7.200	$6.770
Low(1)	6.820	6.480	5.900	6.160	5.840
Close	7.870	7.370	6.390	6.895	6.400
Average closing price	7.457	7.073	6.416	6.561	6.367
Dividends, per share
Cash dividends declared per common share	$0.05	$0.04	$0.04	$0.04	$0.04
Common shares outstanding
Average—basic	834,730	841,103	847,220	857,871	862,261
Average—diluted	843,840	848,708	853,306	863,588	867,551
Ending	829,675	838,758	842,813	855,485	858,401
Book value per common share	$6.51	$6.53	$6.41	$6.34	$6.13
Tangible book value per common share(2)	5.88	5.91	5.78	5.71	5.49
Common share repurchases
Number of shares repurchased	9,996	4,738	13,160	3,742	6,426

	2013		2012
(dollar amounts in millions)	June 30,	March 31,	December 31,	September 30,	June 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,784	$5,867	$5,790	$5,808	$5,649
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(114)	(124)	(132)	(144)	(159)
Add: related deferred tax liability(2)	40	43	46	50	56

Total tangible equity	5,266	5,342	5,260	5,270	5,102
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$4,880	$4,956	$4,874	$4,884	$4,716

Total assets	$56,114	$56,055	$56,153	$56,443	$56,623
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(114)	(124)	(132)	(144)	(159)
Add: related deferred tax liability(2)	40	43	46	50	56

Total tangible assets	$55,596	$55,530	$55,623	$55,905	$56,076

Tangible equity / tangible asset ratio	9.47%	9.62%	9.46%	9.43%	9.10%
Tangible common equity / tangible asset ratio	8.78	8.92	8.76	8.74	8.41
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$5,882	$5,829	$5,741	$5,720	$5,714
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(299)	(299)	(299)	(335)	(449)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$5,147	$5,094	$5,006	$4,949	$4,829

Total risk-weighted assets(4)	$48,077	$47,937	$47,773	$48,147	$47,890
Tier 1 common risk-based capital ratio(4)	10.71%	10.62%	10.48%	10.28%	10.08%
Other capital data:
Tier 1 leverage ratio(4)	10.64	10.57	10.36	10.29	10.34
Tier 1 risk-based capital ratio(4)	12.24	12.16	12.02	11.88	11.93
Total risk-based capital ratio(4)	14.57	14.55	14.50	14.37	14.42
Tangible common equity / risk-weighted assets ratio(4)	10.15	10.34	10.20	10.14	9.85
Other data:
Number of employees (full-time equivalent)	12,155	12,052	11,806	11,731	11,417
Number of domestic full-service branches(3)	727	717	705	699	682

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	June 30, 2013, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2013	2012	Amount	Percent
Assets
Interest bearing deposits in banks	$78	$112	$(34)	(30)%
Federal funds sold and securities purchased under resale agreements	—	—	—	—
Loans held for sale	694	837	(143)	(17)
Securities:
Available-for-sale and other securities:
Taxable	6,845	8,228	(1,383)	(17)
Tax-exempt	570	396	174	44

Total available-for-sale and other securities	7,415	8,624	(1,209)	(14)
Trading account securities	85	52	33	63
Held-to-maturity securities—taxable	1,714	622	1,092	176

Total Securities	9,214	9,298	(84)	(1)

Loans and leases:(1)
Commercial:
Commercial and industrial	16,994	15,458	1,536	10
Commercial real estate:
Construction	592	591	1	—
Commercial	4,561	5,373	(812)	(15)

Commercial real estate	5,153	5,964	(811)	(14)

Total commercial	22,147	21,422	725	3

Consumer:
Automobile	5,058	4,781	277	6
Home equity	8,277	8,272	5	—
Residential mortgage	5,102	5,214	(112)	(2)
Other consumer	488	473	15	3

Total consumer	18,925	18,740	185	1

Total loans and leases	41,072	40,162	910	2
Allowance for loan and lease losses	(758)	(934)	176	(19)

Net loans and leases	40,314	39,228	1,086	3

Total earning assets	51,058	50,409	649	1

Cash and due from banks	922	970	(48)	(5)
Intangible assets	567	611	(44)	(7)
All other assets	4,020	4,191	(171)	(4)

Total assets	$55,809	$55,247	$562	1%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$12,524	$11,668	$856	7%
Demand deposits—interest-bearing	5,952	5,792	160	3

Total demand deposits	18,476	17,460	1,016	6
Money market deposits	15,057	13,162	1,895	14
Savings and other domestic deposits	5,099	4,898	201	4
Core certificates of deposit	5,060	6,564	(1,504)	(23)

Total core deposits	43,692	42,084	1,608	4
Other domestic deposits of $250,000 or more	342	323	19	6
Brokered deposits and negotiable CDs	1,738	1,361	377	28
Deposits in foreign offices	328	393	(65)	(17)

Total deposits	46,100	44,161	1,939	4
Short-term borrowings	732	1,451	(719)	(50)
Federal Home Loan Bank advances	722	523	199	38
Subordinated notes and other long-term debt	1,320	2,452	(1,132)	(46)

Total interest-bearing liabilities	36,350	36,919	(569)	(2)

All other liabilities	1,074	1,105	(31)	(3)
Shareholders’ equity	5,861	5,555	306	6

Total liabilities and shareholders’ equity	$55,809	$55,247	$562	1%

N.R.—Not relevant, as numerator of calculation is zero in the current period.

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis—Interest Income / Expense (1)

(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in thousands)	2013	2012
Assets
Interest bearing deposits in banks	$85	$109
Federal funds sold and securities purchased under resale agreements	—	—
Loans held for sale	11,620	15,547
Securities:
Available-for-sale and other securities:
Taxable	78,724	97,069
Tax-exempt	11,267	8,308

Total available-for-sale and other securities	89,991	105,377
Trading account securities	233	429
Held-to-maturity securities—taxable	19,616	9,252

Total Securities	109,840	115,058
Loans and leases:
Commercial:
Commercial and industrial	323,760	312,816
Commercial real estate:
Construction	11,874	11,229
Commercial	93,192	105,304

Commercial real estate	105,066	116,533

Total commercial	428,826	429,349

Consumer:
Automobile	103,173	113,406
Home equity	171,244	177,940
Residential mortgage	99,265	108,240
Other consumer	16,358	17,515

Total consumer	390,040	417,101

Total loans and leases	818,866	846,450

Total earning assets	$940,411	$977,164

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—
Demand deposits—interest-bearing	1,258	1,832

Total demand deposits	1,258	1,832
Money market deposits	17,323	18,297
Savings and other domestic deposits	7,234	10,204
Core certificates of deposit	29,120	48,601

Total core deposits	54,935	78,934
Other domestic deposits of $250,000 or more	871	1,076
Brokered deposits and negotiable CDs	5,569	5,198
Deposits in foreign offices	250	363

Total deposits	61,625	85,571
Short-term borrowings	413	1,141
Federal Home Loan Bank advances	574	555
Subordinated notes and other long-term debt	16,182	34,044

Total interest-bearing liabilities	78,794	121,311

Net interest income	$861,617	$855,853

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin Analysis

(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2013	2012
Assets
Interest bearing deposits in banks	0.22%	0.19%
Federal funds sold and securities purchased under resale agreements	—	—
Loans held for sale	3.35	3.71
Securities:
Available-for-sale and other securities:
Taxable	2.30	2.36
Tax-exempt	3.95	4.20

Total available-for-sale and other securities	2.43	2.44
Trading account securities	0.55	1.65
Held-to-maturity securities—taxable	2.29	2.98

Total Securities	2.38	2.47

Loans and leases:(3)
Commercial:
Commercial and industrial	3.79	4.00
Commercial real estate:
Construction	3.99	3.76
Commercial	4.06	3.88

Commercial real estate	4.06	3.87

Total commercial	3.85	3.96

Consumer:
Automobile	4.11	4.77
Home equity	4.17	4.30
Residential mortgage	3.89	4.15
Other consumer	6.76	7.44

Total consumer	4.15	4.46

Total loans and leases	3.99	4.20

Total earning assets	3.71%	3.90%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%
Demand deposits—interest-bearing	0.04	0.06

Total demand deposit	0.01	0.02
Money market deposits	0.23	0.28
Savings and other domestic deposits	0.29	0.42
Core certificates of deposit	1.16	1.49

Total core deposits	0.36	0.52
Other domestic deposits of $250,000 or more	0.51	0.67
Brokered deposits and negotiable CDs	0.65	0.77
Deposits in foreign offices	0.15	0.19

Total deposits	0.37	0.53
Short-term borrowings	0.11	0.16
Federal Home Loan Bank advances	0.16	0.21
Subordinated notes and other long-term debt	2.45	2.78

Total interest bearing liabilities	0.44	0.66

Net interest rate spread	3.28	3.24
Impact of noninterest-bearing funds on margin	0.12	0.17

Net interest margin	3.40%	3.41%

Commercial Loan Derivative Impact

(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2013	2012
Commercial loans(2)(3)	3.57%	3.68%
Impact of commercial loan derivatives	0.28	0.29

Total commercial—as reported	3.85%	3.96%

Average 30 day LIBOR	0.20%	0.24%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data(1)

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except per share amounts)	2013	2012	Amount	Percent
Interest income	$927,901	$967,481	$(4,069)	—%
Interest expense	78,794	121,310	(42,516)	(35)

Net interest income	849,107	846,171	2,936	—
Provision for credit losses	54,314	70,926	(16,612)	(23)

Net interest income after provision for credit losses	794,793	775,245	19,548	3

Service charges on deposit accounts	128,892	126,290	2,602	2
Mortgage banking income	78,907	84,767	(5,860)	(7)
Trust services	61,826	60,820	1,006	2
Electronic banking	44,058	39,144	4,914	13
Brokerage income	37,541	38,285	(744)	(2)
Insurance income	36,439	36,259	180	—
Gain on sale of loans	5,964	30,901	(24,937)	(81)
Bank owned life insurance income	28,863	27,904	959	3
Capital markets fees	20,063	23,056	(2,993)	(13)
Securities gains (losses)	(919)	(263)	(656)	249
Other income	59,230	71,976	(12,746)	(18)

Total noninterest income	500,864	539,139	(38,275)	(7)

Personnel costs	522,757	486,532	36,225	7
Outside data processing and other services	99,163	91,160	8,003	9
Net occupancy	57,770	54,553	3,217	6
Equipment	49,827	50,417	(590)	(1)
Deposit and other insurance expense	28,950	36,469	(7,519)	(21)
Professional services	16,533	25,734	(9,201)	(36)
Marketing	25,210	30,965	(5,755)	(19)
Amortization of intangibles	20,682	23,471	(2,789)	(12)
OREO and foreclosure expense	2,395	9,056	(6,661)	(74)
Gain on early extinguishment of debt	—	(2,580)	2,580	(100)
Other expense	65,371	101,168	(35,797)	(35)

Total noninterest expense	888,658	906,945	(18,287)	(2)

Income before income taxes	406,999	407,439	(440)	—
Provision for income taxes	104,568	101,463	3,105	3

Net income	$302,431	$305,976	$(3,545)	(1)%

Dividends on preferred shares	15,937	16,033	(96)	(1)

Net income applicable to common shares	$286,494	$289,943	$(3,449)	(1)%

Average common shares—basic	837,917	863,380	(25,463)	(3)%
Average common shares—diluted	846,274	868,357	(22,083)	(3)
Per common share
Net income—basic	$0.34	$0.34	$—	—
Net income—diluted	0.34	0.33	0.01	3
Cash dividends declared	0.09	0.08	0.01	13
Revenue—fully taxable equivalent (FTE)
Net interest income	$849,107	$846,171	$2,936	—
FTE adjustment(2)	12,510	9,682	2,828	29

Net interest income	861,617	855,853	5,764	1
Noninterest income	500,864	539,139	(38,275)	(7)

Total revenue	$1,362,481	$1,394,992	$(32,511)	(2)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in thousands, except as noted)	2013	2012	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$55,246	$61,488	$(6,242)	(10)%
Servicing fees	22,139	23,378	(1,239)	(5)
Amortization of capitalized servicing	(15,901)	(18,387)	2,486	(14)
Other mortgage banking income	9,125	9,780	(655)	(7)

Subtotal	70,609	76,259	(5,650)	(7)
MSR valuation adjustment(1)	31,925	(9,106)	41,031	(451)
Net trading gains (losses) related to MSR hedging	(23,627)	17,614	(41,241)	(234)

Total mortgage banking income	$78,907	$84,767	$(5,860)	(7)%

Mortgage originations (in millions)	$2,401	$2,448	$(47)	(2)%
Average trading account securities used to hedge MSRs (in millions)	—	5	(5)	(100)
Capitalized mortgage servicing rights(2)	155,522	128,297	27,225	21
Total mortgages serviced for others (in millions)(2)	15,213	15,724	(511)	(3)
MSR % of investor servicing portfolio	1.02%	0.82%	0.20%	24

Net impact of MSR hedging
MSR valuation adjustment(1)	$31,925	$(9,106)	$41,031	(451)%
Net trading gains (losses) related to MSR hedging	(23,627)	17,614	(41,241)	(234)
Net interest income related to MSR hedging	—	(30)	30	(100)

Net gain (loss) on MSR hedging	$8,298	$8,478	$(180)	(2)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year To Date Credit Reserves Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2013	2012
Allowance for loan and lease losses, beginning of period	$769,075	$964,828
Loan and lease losses	(147,380)	(216,052)
Recoveries of loans previously charged off	60,903	48,815

Net loan and lease losses	(86,477)	(167,237)

Provision for loan and lease losses	50,742	68,404
Economic reserve transfer	—	—
Allowance of assets sold or transferred to loans held for sale	(264)	(6,349)

Allowance for loan and lease losses, end of period	$733,076	$859,646

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,651	$48,456
Provision for (reduction in) unfunded loan commitments and letters of credit losses	3,572	2,522
Economic reserve transfer	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$44,223	$50,978

Total allowance for credit losses	$777,299	$910,624

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.76%	2.15%
Nonaccrual loans and leases (NALs)	202	181
Nonperforming assets (NPAs)	185	164
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.86%	2.28%
Nonaccrual loans and leases (NALs)	214	192
Nonperforming assets (NPAs)	196	174

Huntington Bancshares Incorporated

Year To Date Net Charge-Off Analysis

(Unaudited)

	Six Months Ended June 30,
(dollar amounts in thousands)	2013	2012
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$4,903	$44,173
Commercial real estate:
Construction	281	(2,717)
Commercial	14,880	42,401

Commercial real estate	15,161	39,684

Total commercial	20,064	83,857

Consumer:
Automobile	4,057	3,527
Home equity	34,637	44,774
Residential mortgage	14,768	21,356
Other consumer	12,951	13,723

Total consumer	66,413	83,380

Total net charge-offs	$86,477	$167,237

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.06%	0.57%
Commercial real estate:
Construction	0.09	(0.92)
Commercial	0.65	1.58

Commercial real estate	0.59	1.33

Total commercial	0.18	0.78

Consumer:
Automobile	0.16	0.15
Home equity	0.84	1.08
Residential mortgage	0.58	0.82
Other consumer	5.31	5.80

Total consumer	0.70	0.89

Net charge-offs as a % of average loans	0.42%	0.83%

Huntington Bancshares Incorporated

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	June 30,
(dollar amounts in thousands)	2013	2012
Nonaccrual loans and leases (NALs):
Commercial and industrial	$80,037	$133,678
Commercial real estate	93,643	219,417
Automobile	7,743	—
Residential mortgage	122,040	75,048
Home equity	60,083	46,023

Total nonaccrual loans and leases	363,546	474,166
Other real estate, net:
Residential	17,353	21,499
Commercial	3,713	17,109

Total other real estate, net	21,066	38,608
Impaired loans held for sale	—	—
Other NPAs (1)	12,087	10,476

Total nonperforming assets (3)	$396,699	$523,250

Nonaccrual loans and leases as a % of total loans and leases	0.87%	1.19%
NPA ratio (2)	0.95	1.31

	Six Months Ended June 30,
(dollar amounts in thousands)	2013	2012
Nonperforming assets, beginning of period	$445,775	$590,276
New nonperforming assets	216,901	355,646
Franklin impact, net	—	—
Returns to accruing status	(38,452)	(71,432)
Loan and lease losses	(91,565)	(149,912)
OREO losses (gains)	2,714	(754)
Payments	(118,287)	(130,139)
Sales	(20,387)	(70,435)

Nonperforming assets, end of period	$396,699	$523,250

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	Includes $59.6 million related to Chapter 7 bankruptcy loans in 2013.

Huntington Bancshares Incorporated

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	June 30,
(dollar amounts in thousands)	2013	2012
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$24,851	$19,258
Commercial real estate	45,051	38,125
Automobile	3,392	3,338
Residential mortgage (excluding loans guaranteed by the U.S. Government)	5,217	15,457
Home equity	14,245	18,176
Other consumer	1,367	1,201

Total, excl. loans guaranteed by the U.S. Government	94,123	95,555
Add: loans guaranteed by U.S. Government	87,135	85,678

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$181,258	$181,233

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.23%	0.24%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.21	0.21
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.43	0.45
Accruing troubled debt restructured loans:
Commercial and industrial	$94,583	$57,008
Commercial real estate	184,372	202,190
Automobile	32,768	34,460
Home equity	135,759	66,997
Residential mortgage	293,933	298,967
Other consumer	3,383	3,038

Total accruing troubled debt restructured loans	$744,798	$662,660

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$14,541	$35,535
Commercial real estate	26,118	55,022
Automobile	7,743	—
Home equity	10,227	374
Residential mortgage	80,563	28,332
Other consumer	—	113

Total nonaccruing troubled debt restructured loans	$139,192	$119,376